                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 9, 2006

                              UNION DRILLING, INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                   000-51630                16-1537048
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 (State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
      of incorporation)                                   Identification No.)

     UNION DRILLING, INC.
     4055 INTERNATIONAL PLAZA, SUITE 610
     FORT WORTH, TEXAS                                           76109
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (817) 735-8793
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 9, 2006, Union Drilling, Inc. issued a press release to report the company's financial results for the quarter and six months ended June
30, 2006. A copy of the press release is attached to this current report on Form
8-K as Exhibit 99.1. No additional information regarding the company's financial results is included in this Current Report on Form 8-K.

         The information included in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed "filed" for purposes of, nor shall it be deemed incorporated by reference in, any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

ITEM 5.02 ELECTION OF DIRECTOR

         On August 9, 2006, the Company's Board of Directors appointed Ronald
Harrell to the Board of Directors. Additionally, the Board of Directors has
appointed Mr. Harrell to the Audit Committee of the Board of Directors. Mr.
Harrell will replace John J. Moon on the Audit Committee; Mr. Moon will continue to serve on the Board of Directors. After the appointment of Mr. Harrell to the
Audit Committee, the Audit Committee will be comprised of Mr. Harrell, Mr. M.
Joseph McHugh and Mr. Thomas M. Mercer, Jr.

ITEM 7.01. REGULATION FD DISCLOSURE.

         On August 9, 2006, Union Drilling, Inc. issued a press release announcing the Company's financial results for the quarter and six months ended
June 30, 2006 and announcing the appointment of Ronald Harrell to the Company's
Board of Directors and Audit Committee.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following material is filed as an exhibit to this
Current Report on Form 8-K:

Exhibit No.    Description
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99.1           Press Release issued August 9, 2006 announcing the Company's financial results for the quarter and six months ended June 30,
               2006 and announcing the appointment of Ronald Harrell to the
               Company's Board of Directors and Audit Committee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    UNION DRILLING, INC.

Date: August 17, 2006               By: /s/ Christopher D. Strong
                                        -------------------------
                                        Christopher D. Strong, President and
                                        Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Press Release issued August 9, 2006 announcing the Company's financial results for the quarter and six months ended June 30,
               2006 and announcing the appointment of Ronald Harrell to the
               Company's Board of Directors and Audit Committee.